UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2011
_______________________________________________________________

MY GROUP, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-1399326	20-5913810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

68, Soi Suphaphong 3
Yak 8, Sirinakarn 40 Road
Nonghob, Praver, 10250 Bangkok, Thailand
(Address of principal executive offices) (Zip Code)

668-3-1849191
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant.

On November 22, 2011, the Board of Directors of MY Group, Inc., a Nevada corporation (the “Company”), approved the engagement of HKCMCPA Company Limited (“HKCM”), as the Company’s new independent registered public accounting firm.  Bernstein & Pinchuk LLP (“B&P”), the Company’s former independent registered public accounting firm, was dismissed as the Company’s independent registered public accounting firm simultaneous with the engagement of HKCM by the Company.

B&P’s reports on the Company’s consolidated financial statements for the two years ended October 31, 2010 and 2009, were prepared assuming that the Company will continue as a going concern.  B&P’s reports stated:

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1, the Company has incurred significant losses since its inception and has limited capital resources. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Except as set forth above, B&P’s reports on the Company’s consolidated financial statements for the two years ended October 31, 2010 and 2009, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended October 31, 2010 and 2009, and through November 22, 2011, there were no disagreements between the Company and B&P on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of B&P, would have caused B&P to make reference to the matter in their report.  None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations have occurred during the fiscal years ended October 31, 2010 and 2009, or through November 22, 2011.

The Company requested B&P to furnish the Company with a letter addressed to the Commission stating whether B&P agrees with the above statements.  A copy of B&P’s letter, dated November 23, 2011, is attached as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended October 31, 2010 and 2009, and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted HKCM regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and HKCM did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements And Exhibits

(d)        Exhibits

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from Predecessor Auditor Regarding Change in Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MY GROUP, INC.
Dated: November 23, 2011

	By:	/s/ Kok Cheang Lim
Kok Cheang Lim
Chief Executive Officer

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